                                                                    Exhibit 31.1

                  Certification of Principal Executive Officer
                            Section 302 Certification

I, George Q Horowitz, certify that:

     1.   I have  reviewed  this  quarterly  report  on Form  10-Q  of  Everlast
          Worldwide Inc.;

     2.   Based on my  knowledge,  this  quarterly  report  does not contain any untrue  statement of a material  fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this quarterly report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this quarterly report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods  presented in this quarterly report;

     4.   The registrant's  other certifying  officers and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange  Act Rules  13a-14 and 15d-14) for the  registrant and we have: a) designed such  disclosure  controls and  procedures to ensure that material information relating to the registrant, including its  consolidated  subsidiaries,  is made known to us by others within those entities, particularly during the period in which this quarterly report  is being  prepared;  b)  evaluated  the  effectiveness  of the registrant's disclosure controls and procedures as of a date within 90
          days  prior  to  the  filing  date  of  this  quarterly   report  (the
          "Evaluation  Date");  and c)  presented in this  quarterly  report our conclusions  about the  effectiveness  of the disclosure  controls and procedures based on our evaluation as of the Evaluation Date;

     5.   The registrant's other certifying officers and I have disclosed, based on our most recent  evaluation,  to the registrant's  auditors and the audit  committee  of  registrant's  board  of  directors  (or  persons performing the equivalent function):  a) all significant  deficiencies in the design or operation of internal  controls which could adversely affect the  registrant's  ability to record,  process,  summarize  and report  financial  data  and  have  identified  for  the  registrant's auditors  any material  weaknesses  in internal  controls;  and b) any fraud,  whether or not  material,  that  involves  management or other employees who have a  significant  role in the  registrant's  internal controls;

     6.   The  registrant's  other  certifying  officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly  affect
          internal   controls   subsequent  to  the  date  of  our  most  recent
          evaluation,   including   any   corrective   actions  with  regard  to
          significant deficiencies and material weaknesses.

          Date: November 14, 2003             /s/ George Q Horowitz
                                              ----------------------------------
                                              George Q Horowitz
                                              Chief  Executive Officer